                                                                      EXHIBIT 24

                       REGISTRATION STATEMENT ON FORM S-8
                                   RELATING TO
      ARCH CAPITAL GROUP LTD. 2002 LONG TERM INCENTIVE AND SHARE AWARD PLAN

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter A. Appel, John D. Vollaro and Louis
T. Petrillo as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the above referenced Registration Statement and any and all amendments (including post-effective amendments) and supplements thereto, and to file the same with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                                      TITLE                                            DATE
---------                                      -----                                            ----
/S/ ROBERT CLEMENTS                            Chairman and Director                       August 30, 2002
------------------------------------------
Robert Clements

/S/ PETER A. APPEL                             President and Chief Executive               August 30, 2002
------------------------------------------     Officer and Director
Peter A. Appel

/S/ JOHN D. VOLLARO                            Executive Vice President and                August 30, 2002
------------------------------------------     Chief Financial Officer
John D. Vollaro

/S/ PAUL B. INGREY                             Chairman and Chief Executive                August 30, 2002
------------------------------------------     Officer of Arch Reinsurance Ltd.
Paul B. Ingrey                                 and Director

/S/ CONSTANTINE IORDANOU                       President and Chief Executive               August 30, 2002
------------------------------------------     Officer Arch Capital Group
Constantine Iordanou                           (U.S.) Inc. and Director


/S/ WOLFE "BILL" H. BRAGIN                     Director                                    August 30, 2002
------------------------------------------
Wolfe "Bill" H. Bragin


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


SIGNATURE                                      TITLE                                            DATE
---------                                      -----                                            ----
/S/ JOHN L. BUNCE, JR.                         Director                                    August 30, 2002
------------------------------------------
John L. Bunce, Jr.

/S/ ROBERT GLANVILLE                           Director                                    August 30, 2002
------------------------------------------
Robert Glanville

/S/ KEWSONG LEE                                Director                                    August 30, 2002
------------------------------------------
Kewsong Lee

/S/ JAMES J. MEENAGHAN                         Director                                    August 30, 2002
------------------------------------------
James J. Meenaghan

/S/ JOHN M. PASQUESI                           Director                                    August 30, 2002
------------------------------------------
John M. Pasquesi

/S/ DAVID R. TUNNELL                           Director                                    August 30, 2002
------------------------------------------
David R. Tunnell

/S/ ROBERT F. WORKS                            Director                                    August 30, 2002
------------------------------------------
Robert F. Works

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